UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)	September 16, 2019

Synchrony Credit Card Master Note Trust RFS Holding, L.L.C. Synchrony Bank
(Exact Name of Issuing Entity, Depositor/Registrant and Sponsor as Specified in their respective Charters)

Delaware
(State or Other Jurisdiction of Incorporation of Issuing Entity and Registrant)

333-107495, 333-130030, 333-144945, 333-169151, 333-181466-01, 333-229815, 333-229815-01, 333-181466, 333-206176, 333-107495-02, 333-130030-01, 333-144945-01, 333-169151-01, 333-206176-01	57-1173164 (RFS Holding, L.L.C.) 20-0268039 (Synchrony Credit Card Master Note Trust)
(Commission File Numbers for Registrant and Issuing Entity, respectively)	(Registrants’ I.R.S. Employer Identification Nos. for Registrant and Issuing Entity, respectively)

0001226006 (RFS Holding, L.L.C.) and 0001290098 (Synchrony Credit Card Master Note Trust)
(Central Index Key for Registrant and Issuing Entity, respectively)

777 Long Ridge Road Stamford, Connecticut	06902
(Address of Principal Executive Offices)	(Zip Code)

(877) 441-5094
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Item 1.02.	Termination of a Material Definitive Agreement.

Pursuant to that certain Servicer Performance Guaranty, dated as of December 2, 2015 (as amended, the “Servicer Performance Guaranty”), between GE Capital Global Holdings, LLC, as Servicer Performance Guarantor (the “Servicer Performance Guarantor”), and SYNCHRONY FINANCIAL, an affiliate of the registrant, as Servicer (the “Servicer”), the Servicer Performance Guarantor agreed to cause the due performance and observance by the Servicer of all of the terms, covenants, conditions, agreements and undertakings on the part of the Servicer under that certain Servicing Agreement, dated as of June 27, 2003, between the Servicer and Synchrony Credit Card Master Note Trust. Pursuant to its terms, the Servicer Performance Guaranty will terminate on the date on which the noteholders of all series of notes issued by Synchrony Credit Card Master Note Trust that were outstanding on July 16, 2014 shall have been paid in full or shall have consented to the termination of the Servicer Performance Guaranty. As of September 16, 2019, the noteholders of all series of notes issued by Synchrony Credit Card Master Note Trust that were outstanding on July 16, 2014 had either been paid in full or had consented to the termination of the Servicer Performance Guaranty. Therefore, on September 16, 2019, the Servicer Performance Guaranty terminated pursuant to its terms and is of no further force or effect.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 17, 2019	RFS Holding, L.L.C., as depositor

	By:	/s/ Andrew Lee
	Name:	Andrew Lee
	Title:	Vice President